EXHIBIT 99

                  CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Medina Coffee, Inc (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Harry Miller, Chief Financial Officer and Chief Executive Office of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Harry Miller /s/
-------------------------------------
Harry Miller, Chief Financial Officer
and Chief Executive Officer

November 13, 2002